SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 12, 2012

                 ONSTREAM MEDIA CORPORATION

(Exact name of registrant as specified in its charter)

Florida

(State or Other Jurisdiction of Incorporation)

000-22849               65-0420146

(Commission File Number)   (IRS Employer Identification Number)

   1291 SW 29 Avenue, Pompano Beach, Florida 33069

(Address of executive offices and Zip Code)

(954) 917-6655

(Registrant's Telephone Number, Including Area Code)

______________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CRF 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01

Regulation FD Disclosure

Item 8.01

Other Events

On January 12, 2012 we issued a press release announcing that our management will conduct a conference call at 4:30 p.m. ET on Tuesday, January 17, 2012, to discuss our fiscal 2011 fourth quarter and full year financial results for the period ended September 30, 2011 as well as provide an outlook for fiscal 2012. This represents a change from the previously announced date, which was on Martin Luther King Day. However, we also announced that we still anticipate releasing financial results and filing our Form 10-K after the close of trading on Friday, January 13, 2012. This press release also stated that we do not expect our full report on January 13 to contain any material changes to our previous announcement that (i) our fiscal 2011 revenues of approximately $17.7 million represented an approximately 6.0% improvement over the previous fiscal year, (ii) our fiscal 2011 fourth quarter revenues of approximately $4.3 million represented an approximately 7.1% improvement over the same period of the previous year and (iii) we had positive cash provided by operating activities (before changes in current assets and liabilities) for fiscal 2011, which is positive for the full year for the first time in our company’s history.

A copy of the press release, which is incorporated herein by reference and includes instructions for accessing the call, is attached to this Current Report on Form 8-K as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the financial information in this Item 7.01, including financial information in the exhibit attached hereto which is incorporated herein by reference, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall such financial information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this document and elsewhere by Onstream Media Corporation are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such information includes, without limitation, the business outlook, assessment of market conditions, anticipated financial and operating results, strategies, future plans, contingencies and contemplated transactions of the company. Such forward-looking statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties and other factors which may cause or contribute to actual results of company operations, or the performance or achievements of the company or industry results, to differ materially from those expressed, or implied by the forward-looking statements. In addition to any such risks, uncertainties and other factors discussed elsewhere herein, risks, uncertainties and other factors that could cause or contribute to actual results differing materially from those expressed or implied for the forward- looking statements include, but are not limited to fluctuations in demand; changes to economic growth in the U.S. economy; government policies and regulations, including, but not limited to those affecting the Internet. Onstream Media undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. Actual results, performance or achievements could differ materially from those anticipated in such forward-looking statements as a result of certain factors, including those set forth in Onstream Media's filings with the Securities and Exchange Commission.

Item 9.01

Financial Statements and Exhibits

(c)

Exhibits

Exhibit No.

Description

99.1

Press release dated January 12, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                                 ONSTREAM MEDIA CORPORATION

                                                                                                                                 By: /s/ Robert E. Tomlinson

January 12, 2012                                                                                                          Robert E. Tomlinson, CFO